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Delaware Group Equity Funds IV
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DELAWARE GLOBAL REAL ESTATE SECURITIES FUND

a series of

DELAWARE GROUP® EQUITY FUNDS IV

2005 Market Street
Philadelphia, Pennsylvania  19103

April [__], 2010

Dear Shareholder:

We are writing to provide you with some important information concerning your investment.  As a shareholder of Delaware Global Real Estate Securities Fund (the “Fund”), a series of Delaware Group Equity Funds IV (the “Trust”), we wish to inform you that the Board of Trustees (the “Board”) of the Trust has approved the addition of Macquarie Capital Investment Management LLC (“MCIM”) as subadviser to the Fund, subject to shareholder approval.

This solicitation is being made on the terms and subject to the conditions set forth in the accompanying Consent Solicitation Statement that describes the terms of the proposed subadvisory agreement. Also enclosed you will find your written consent card and return envelope.  Please complete, date and sign the written consent card and return it in the enclosed, postage-prepaid envelope or by facsimile.  Consent cards must be submitted to the Secretary of the Trust by 3:00 p.m., Eastern time, on April 9, 2010.

Your response to this solicitation is important.  Failure to return the enclosed written consent card will have the effect of a vote against the approval of the subadvisory agreement.  The Board recommends that all shareholders consent to the subadvisory agreement.

Your continued interest in and support of the Fund is greatly appreciated.

Sincerely,

/s/ Patrick P. Coyne
Patrick P. Coyne
President
Delaware Group Equity Funds IV

DELAWARE GLOBAL REAL ESTATE SECURITIES FUND

a series of

DELAWARE GROUP® EQUITY FUNDS IV

2005 Market Street
Philadelphia, Pennsylvania  19103
_____________________________

NOTICE OF SOLICITATION OF CONSENTS

To the Shareholders of Delaware Global Real Estate Securities Fund (the “Fund”):

This Notice of Solicitation of Consents and accompanying Consent Solicitation Statement are being furnished to you by Delaware Group Equity Funds IV (the “Trust”) in connection with the solicitation, on behalf of the Trust’s Board of Trustees (the “Board”), of written consents from the holders of the Fund’s outstanding shares to take action that requires shareholder approval.

The Board is requesting that the shareholders of the Fund approve a subadvisory agreement (the “Subadvisory Agreement”) pursuant to which Macquarie Capital Investment Management LLC will be responsible for the day-to-day investment management of the Fund’s assets.

[The Board has established the close of business on March 17, 2010 as the record date (the “Record Date”) for determining shareholders entitled to submit written consents.  ]

Please complete, date and sign the enclosed written consent card and promptly return it in the enclosed postage-prepaid envelope or fax it to the Secretary of the Trust at (215) 255-1640.  To be counted, a shareholder’s properly completed written consent card must be received at or before 3:00 p.m., Eastern time, on April 9, 2010 (the “Expiration Date”), subject to extension by the Board.

Your response is important.  The Board recommends that all shareholders consent to the Subadvisory Agreement.  You can do so by marking the box entitled “CONSENT” with respect to the proposal on the enclosed written consent card. If you do not return the enclosed written consent card, the Fund may fail to approve the Subadvisory Agreement. If you sign and send in the written consent card but do not indicate that you want to consent to the Subadvisory Agreement, we will treat this as a consent to the approval of the Subadvisory Agreement.

Consents may be revoked by shareholders at any time prior to the deadline for the receipt of written consents of the holders of a majority of the outstanding shares of the Fund entitled to act.

IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER RETURN A CONSENT CARD.  WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED WRITTEN CONSENT AS PROMPTLY AS POSSIBLE.

By Order of the Board of Trustees,

/s/ David F. Connor
Philadelphia, Pennsylvania                                                                               David F. Connor
April [__], 2010                                                                                                  Secretary

CONSENT SOLICITATION STATEMENT

Table of Contents
                                                                                                                                                                                 Page

INTRODUCTION 3

REQUIRED VOTE 3

HOW TO SUBMIT CONSENTS 4

EXPIRATION DATE OF SOLICITATION 4

REVOCATION OF CONSENTS 4

PROPOSAL: TO APPROVE A SUBADVISORY AGREEMENT FOR THE FUND 5

The Proposed Subadviser 5

Portfolio Managers of MCIM 6

MCIM’s Investment Methodology 6

The Subadvisory Agreement 6

Board Considerations in Approving the Subadvisory Agreement 8

Accompanying Changes to the Fund’s Disclosures 10

ADDITIONAL INFORMATION ABOUT THE FUND 10

PRINCIPAL SHAREHOLDERS 11

CONTROL PERSONS 11

EXHIBIT A – FORM OF SUBADVISORY AGREEMENT 13

DELAWARE GLOBAL REAL ESTATE SECURITIES FUND

a series of

DELAWARE GROUP® EQUITY FUNDS IV

2005 Market Street
Philadelphia, Pennsylvania  19103
________________________

CONSENT SOLICITATION STATEMENT
____________________________

INTRODUCTION

This Consent Solicitation Statement is being furnished in connection with the solicitation of written consents of the shareholders of Delaware Global Real Estate Securities Fund (the “Fund”), a series of Delaware Group Equity Funds IV (the “Trust”), to approve a subadvisory agreement (the “Subadvisory Agreement”) pursuant to which Macquarie Capital Investment Management LLC (“MCIM”) will be responsible for the day-to-day investment management of the Fund’s assets.  This solicitation is being made by the Trust.  This Consent Solicitation Statement contains important information for you to consider when deciding how to vote on this matter. Please read it carefully and keep it for future reference.

The Trust’s Board of Trustees (the “Board”) has resolved to obtain shareholder approval of the Subadvisory Agreement by written consent, rather than by calling a special meeting of shareholders because the Fund has only two shareholders as of the date of this consent solicitation statement. Written consents are being solicited from the Fund’s shareholders pursuant to the Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws.

Voting materials, which include this Consent Solicitation Statement and a written consent card, are being sent to all Fund shareholders on or about April [_], 2010.  [The Board set the close of business on March 17, 2010 as the as the record date (the “Record Date”) for determining which shareholders are entitled to act on the proposal.  As of the Record Date, the Fund had outstanding [____] shares (the “Shares”), held of record by [__] holders of record.]

The Board is sending you this Consent Solicitation Statement in connection with its solicitation of consents to approve the Subadvisory Agreement.  Certain Trustees or officers of the Trust or employees of Delaware Management Company (“DMC”) may solicit consents by mail, telephone, facsimile or in person. DMC will pay all of the costs of this solicitation.

The Fund’s current investment management agreement, dated January 4, 2010, was last submitted to security holders of the Fund in September, 2009 because of a change of control and consequent assignment of the then-existing investment management agreement.

REQUIRED VOTE

To become effective, the Subadvisory Agreement must be approved by a 1940 Act Majority vote of the Fund’s outstanding voting securities.  In order to approve the Subadvisory Agreement, the Fund must receive the written consent of a majority of the outstanding Shares (the “Requisite Consent”).  Each shareholder of record on the Record Date will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.  Because none of the Fund’s outstanding Shares are held in a brokerage account, there will not be any broker non-votes.  Abstentions will be treated as votes against the proposal.  If you do not consent to the Subadvisory Agreement or if you do not vote at all (abstain), and we do not otherwise obtain enough consents to approve the Subadvisory Agreement, the Subadvisory Agreement will not be approved in which event the Board will decide on what course of action to take.

The Board recommends that you CONSENT to the Subadvisory Agreement.

HOW TO SUBMIT CONSENTS

All written consents that are properly completed, signed and delivered prior to the Expiration Date, and not revoked prior to acceptance, will be accepted.  If you have any questions about this consent solicitation or how to vote or revoke your consent, or if you need additional copies of this Consent Solicitation Statement or voting materials, please contact Kathryn Williams at (215) 255-8547.

Shareholders of record who desire to consent to the Subadvisory Agreement may do so by mailing or delivering the written consent to the Secretary of the Trust using the enclosed, postage pre-paid envelope and in accordance with the instructions contained in the written consent.

If the written consent is properly completed and signed, the shareholder will be deemed to have consented to the Subadvisory Agreement.  Failure to return the enclosed written consent card will have the same effect as a vote against approval of the Subadvisory Agreement.

Written consents must be executed in exactly the same manner as a shareholder’s name appears on the share certificates or account registration.  If shares to which a written consent relates are held of record by two or more joint holders, all such holders must sign the written consent.  If a signature is by a trustee, executor, administrator, guardian, proxy, attorney-in-fact, officer of a corporation, or other holder of record acting in a fiduciary or representative capacity, such person must so indicate when signing and submit proper evidence satisfactory to the Fund of such person’s authority to so act.  If shares are registered in different names, separate written consents must be executed covering each form of registration.

A SHAREHOLDER MUST COMPLETE, SIGN, DATE AND DELIVER THE WRITTEN CONSENT (OR PHOTOCOPY THEREOF) FOR SUCH HOLDER’S SHARES TO THE SECRETARY OF THE TRUST.  SUCH WRITTEN CONSENT MAY BE DELIVERED TO THE SECRETARY OF THE TRUST BY HAND, MAIL, FACSIMILE OR BY OVERNIGHT COURIER.

EXPIRATION DATE OF SOLICITATION

The term “Expiration Date” means 3:00 p.m., Eastern time, on April 9, 2010, unless the Requisite Consent is received prior to such date, in which case, this solicitation will expire on the date that the Requisite Consent is obtained.Notwithstanding anything to the contrary set forth in this Consent Solicitation Statement, the Trust reserves the right, at any time prior to the Expiration Date, to amend or terminate the solicitation, or to delay accepting consent cards.

REVOCATION OF CONSENTS

             Written consents may be revoked or withdrawn by a shareholder at any time prior to the date we have received the Requisite Consent and have accepted them or prior to 3:00 p.m., Eastern time, on the Expiration Date.  To be effective, a written or facsimile revocation or withdrawal of the written consent card must be received by the Secretary of the Trust prior to such time and addressed as follows: Secretary, Delaware Group Equity Funds IV, 2005 Market Street, 29th Floor, Philadelphia, PA 19103; or by facsimile to (215) 255-1640.  A notice of revocation or withdrawal must specify the shareholder’s name and the number of shares for which consent is being withdrawn.  As of the Expiration Date, all written consents previously executed and delivered and not revoked will become irrevocable.

PROPOSAL:  TO APPROVE A SUBADVISORY AGREEMENT FOR THE FUND

           You are being asked to provide approval of the Subadvisory Agreement, pursuant to which MCIM will, subject to the supervision of the Board and of DMC, be responsible for the day-to-day investment management of the Fund’s assets.  On February 17, 2010, the Board voted to approve the appointment of MCIM as subadviser to the Fund, and hereby submits the Subadvisory Agreement for shareholder approval.

Management of the Trust believes that the appointment of MCIM as subadviser to the Fund would allow the Fund to take advantage of Macquarie’s established reputation in real estate investing, which is discussed below under “The Proposed Subadviser.”  In addition, Management of the Trust believes that there is a significant demand for exposure to the global real estate asset class given investors’ demand for diversification, inflation-linked assets, income, global exposure and the potential to capitalize on a long-term recovery in the real estate sector.

The Proposed Subadviser

MCIM, 125 West 55th Street, Level 10, New York, New York 10019, was founded in 2004 and registered as an investment adviser with the U.S. Securities and Exchange Commission in 2004.  MCIM is one of the legal entities in the United States within the Macquarie Funds Group (“MFG”).  MFG Global Real Estate Securities, a division of MFG, operates in the United States, Australia, United Kingdom and Hong Kong, and is the business group within MFG responsible for managing all real estate securities mandates on a global basis.  MFG’s Global Real Estate Securities team has advised various types of pooled accounts since 1993, including funds domiciled in Australia, the Cayman Islands and the United Kingdom.  MCIM provides investment advisory services for mandates managed by the MFG Infrastructure Securities team, the MFG Global Real Estate Securities team and the MFG Emerging Markets team.  MFG’s Global Real Estate Securities team had approximately $1.3 billion under management for institutional and retail investors as of December 31, 2009.

The President of MCIM is Richard Butt.  Mr. Butt, Stephen Darke, and Mark Torline are directors of MCIM.  Their address is 125 West 55th Street, Level 10, New York, New York 10019.

MFG’s Real Estate Securities Team is a boutique-like structure with the support of a large financial institution.  The Real Estate Securities Team manages global, region-specific, long-only, true index and long-short strategies for clients.  MCIM has sixteen years of experience managing real estate securities, with sixteen investment professionals in four countries.

MCIM and DMC are affiliates because both advisers are indirect, wholly owned subsidiaries of Macquarie Group Limited (“Macquarie”), which, through its affiliates and subsidiaries, is a global provider of banking, financial, advisory, investment and fund management services.  Macquarie is listed on the Australian Securities Exchange (ASX:MQG) and is regulated by the Australian Prudential Regulation Authority, the Australian banking regulator, as the owner of Macquarie Bank Limited, an authorized deposit taker.

[During the Fund’s last fiscal year, it paid [___] to brokers affiliated with MCIM, which is [__]% of the aggregate commissions paid by the Fund during such period.  [if more than one broker, break out numbers for each one]

Portfolio Managers of MCIM

The portfolio managers of MCIM who will be primarily responsible for the activities of the Fund are David Kivell and Charles Song.   Biographical information for the portfolio managers is available in the Fund’s prospectus, as supplemented.

MCIM’s Investment Methodology

MCIM believes that the publicly traded real estate securities market is a separate and distinct asset class with unique investment characteristics. Although a handful of real estate companies operate and invest in foreign markets, over 90% of such companies are regionally focused and as such returns are primarily driven by local and regional economic and real estate conditions.  For this reason, MCIM believes that local expertise is extremely beneficial when making investment decisions in a particular geographic area.

From a top-down perspective, MCIM considers each region’s economy, including current economic conditions, interest rates, job growth, and capital flows.  MCIM’s bottom-up analysis is tailored for each region with stock selection methodology being determined according to market depth and industry fundamentals.  Core elements of their fundamental research are real estate valuations, evaluation of company management, security-level research, and capital structure analysis.  Real estate factors that are important to MCIM’s analysis include, but are not limited to, supply/demand, vacancy rates, and rental growth in a particular market.  This market-by-market research is coupled with an overview of a company’s financials, cash flow, dividend growth rates, and management strategy.

More information on MCIM’s investment strategies for the Fund are in the Fund’s prospectus, as supplemented.

The Subadvisory Agreement

Under the Subadvisory Agreement, DMC will delegate to MCIM the responsibility for the day-to-day investment management of the Fund’s assets.  DMC has ultimate responsibility for all investment advisory services provided to the Fund and will supervise MCIM’s performance as subadviser.  MCIM will select investments for the Fund based on its own investment style and strategy.

MCIM intends to use its own method of real estate investment management, which differs in some respects from the management methodology currently in effect for the Fund.  The Fund’s prospectus, as supplemented, includes a discussion of the Fund’s investment strategy under MCIM.

Fees.  For MCIM’s services to the Fund, DMC will pay MCIM a fee based on the following percentages (on an  annual basis) of the average daily net assets of the Fund: 0.495% of the first $100 million, 0.45% of the next $150 million, and 0.40% excess of $250 million.  DMC, and not the Fund, will pay such fees.

Sub-Advisory Services.  The Subadvisory Agreement  generally provides that, subject to the direction and control of the Trust’s Board and DMC, MCIM shall (i) regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Fund; (ii) effect the purchase and sale of those investments in furtherance of the Fund’s objectives and policies; and (iii) furnish the Board with information and reports regarding the Fund’s investments.

Subject to the primary objective of obtaining best execution, MCIM may, in compliance with applicable law and the policies and procedures of the Fund, place orders for the purchase and sale of portfolio securities and other instruments with broker/dealers that provide brokerage and research services to DMC, MCIM, and/or the Fund.

The Subadvisory Agreement provides that the services of MCIM are not exclusive to the Fund, and MCIM may render services to others.

Limitation on Liability. Under the Subadvisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as subadviser to the Fund, MCIM shall not be liable to the Trust, the Fund, DMC, or any shareholder for any action or omission in the course of, or connected with, rendering services under the Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

Indemnity.  Under the Subadvisory Agreement, DMC shall indemnify MCIM, its affiliates, and their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by them, to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, incurred by such persons arising from or in connection with the Subadvisory Agreement or the performance by such persons of the duties under the Subadvisory Agreement, as long as such losses arise out of DMC’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities under the Subadvisory Agreement, including, without limitation, such losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust’s Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to DMC or the Trust by such persons specifically for inclusion in the Trust’s registration statement or any amendment thereof or supplement thereto.

Term and Continuance.  The Subadvisory Agreement may be terminated by DMC or the Trust at any time, without the payment of a penalty, on written notice to MCIM of DMC’s or the Trust’s intention to do so, in the case of the Trust pursuant to action by the Board or pursuant to the vote of a 1940 Act Majority of the outstanding voting securities of the Fund.  MCIM may terminate this Agreement at any time, without the payment of a penalty, on sixty (60) days’ written notice to the Investment Manager and the Trust of its intention to do so.  A “1940 Act Majority” means the lesser of (i) 67% or more of the voting securities of the Fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

Termination.  The Subadvisory Agreement provides that it may be terminated at any time, without the payment of any penalty, (i) by MCIM upon giving sixty days’ written notice to DMC and the Trust, or (ii) by the Trust upon giving written notice to MCIM, provided that the termination by the Trust is directed or approved by the vote of a majority of the Board or by the vote of a 1940 Act Majority of the Fund’s shareholders.  As required by the 1940 Act, the Subadvisory Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act).  Furthermore, the Subadvisory Agreement will terminate upon termination of the Trust’s investment management agreement with DMC.

Board Considerations in Approving the Subadvisory Agreement

At an in-person meeting held on February 16-18, 2010, the Board, including the Independent Trustees, discussed and unanimously approved the Subadvisory Agreement.  Concluding that approval of the Subadvisory Agreement would be in the best interests of the Fund and its shareholders, the Board also directed that the Subadvisory Agreement be submitted to Fund shareholders for approval, and recommended that shareholders “CONSENT” to the approval of the Subadvisory Agreement.

Prior to their consideration of the Subadvisory Agreement, the Independent Trustees requested materials about MCIM and matters related to the proposed Subadvisory Agreement.  To assist the Board in considering the Subadvisory Agreement, MCIM provided materials and information about MCIM.

At the Meeting, the Trustees discussed the Subadvisory Agreement with DMC management and MCIM representatives.  The Meeting included discussions of the strategic rationale for the Subadvisory Agreement, as discussed above, and MCIM’s plans regarding portfolio management of the Fund’s assets.  The Trustees determined that the overall proposed subadvisory arrangements between the Fund, DMC, and MCIM, including the proposed subadvisory fees and the related administration arrangements between the Fund, DMC, and MCIM, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant.  In making this determination, the Board considered a number of factors, including the following:

•	The reputation, financial strength, and resources of MCIM;

•
The terms and conditions of the Subadvisory Agreement, including that the Fund’s contractual fee rate and expense cap would remain the same and that DMC, rather than the Fund, would pay the subadvisory fees under the Subadvisory Agreement;

•
The Board’s determination that (i) MCIM had the capabilities, resources, and, based on an in-person presentation by MCIM, personnel necessary to provide satisfactory advisory and administrative services to the Fund and (ii) the advisory and/or management fees paid by the Fund represented reasonable compensation to MCIM in light of the services provided, the costs to MCIM of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of its reasonable judgment;

•	Shareholders of the Fund are more to likely benefit from economies of scale as a result of marketing opportunities for the Fund under MCIM’s management;

•	Shareholders of the Fund are not expected to experience material adverse tax consequences as a result of transitioning the Fund’s portfolio under MCIM’s management;

•	The compliance and regulatory history of MCIM and its affiliates; and

•	DMC’s representation to the Board that the Fund’s shareholders will not bear any costs of this solicitation.

In making their decision relating to the approval of the Subadvisory Agreement, the Independent Trustees gave attention to all information furnished.  The following discussion identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the Subadvisory Agreement.

Nature, Extent, and Quality of Service.  The Board considered the nature, extent, and quality of services to be provided by MCIM to the Fund and its shareholders.  In reviewing the nature, extent and quality of services, the Board considered reports supplied to it in response to information requests, which covered matters such as the relative performance of MCIM’s strategy, the measures MCIM intended to implement to ensure that appropriate personnel and resources would be devoted to performing services for the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for other funds managed by MCIM, and the compliance history, methodologies, and capabilities of MCIM.  The Board reviewed information regarding how MCIM planned to select and evaluate brokers to execute trades for the Fund, monitor the ongoing performance of the Fund, allocate trades between the Fund and other accounts, value the Fund’s assets, prepare and maintain books and records as required for registered investment advisers, and report to the Board on various aspects of the Fund’s performance and operations.  The Board reviewed information regarding conflicts of interest and the policies and procedures according to which they would be addressed by MCIM.  The Board reviewed information regarding MCIM’s proposed investment decision-making process for the Fund and the sources of information that MCIM anticipated relying on in doing so.  The Board was satisfied with the nature, extent and quality of the overall services anticipated to be provided by MCIM.

Investment Performance. The Board reviewed information regarding the performance of accounts managed by MCIM that are similar to the Fund.  The Board noted that such performance compared favorably to the Fund’s benchmark index.  The Board met with the investment personnel who would be managing the Fund and examined and considered the experience of such personnel.  The Board was satisfied with the performance of the strategy anticipated to be utilized by MCIM in managing the Fund’s assets.

Comparative Expenses.  The Board considered expense comparison data for the Fund and other accounts managed by MCIM that are similar to the Fund.  The Board reviewed information regarding the nature and quality of the services to be provided by MCIM, the perceived value of MCIM’s services to the Fund, the competitive environment for such services, and the nature of the Fund.  The Board noted that it annually reviewed the Fund’s expenses and had at its last annual review been satisfied with the Fund’s total expense ratio and that the Fund’s current expense cap would remain in place.  The Board noted that, although the Fund was expected to experience heightened turnover for a short period after the appointment of MCIM as the Fund’s portfolio is transitioned to match MCIM’s investment methodology, the Fund’s typical expense ratio is not expected to increase under the Subadvisory Agreement.  The Board concluded that the subadvisory fees to be paid to MCIM would be fair and reasonable.

Ancillary Benefits. The Board considered whether “fall-out” or ancillary benefits would accrue to MCIM as a result of its relationship with the Fund.  The Board noted that the Fund’s policy with regard to the use of soft dollars would not change under the Subadvisory Agreement, and that although MCIM’s profitability might be lower without the benefit of practices with respect to allocating portfolio brokerage for brokerage and research services, at the same time the Fund could benefit from soft dollar expenditures by other funds managed by MCIM that have similar investment strategies but larger asset bases.  The Board also considered that MCIM may derive reputational, strategic and other benefits from managing the Fund, and considered the extent to which MCIM might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with MCIM’s role as service provider to a Fund in the Delaware Investments Family of Funds and the benefits from allocation of Fund brokerage to improve trading efficiencies.  However, the Board concluded that (i) any such benefits under the Subadvisory Agreement would not be dissimilar from those existing under the Fund’s investment management agreement with DMC, an affiliate of MCIM, (ii) such benefits did not impose a cost or burden on the Fund or its shareholders, and (iii) such benefits would probably have an indirectly beneficial effect on the Fund and its shareholders because of the added importance that MCIM might attach to the Fund as a result of the fall-out benefits that the Fund conveyed.

Economies of Scale. The Board considered whether economies of scale would be realized by MCIM as the Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Board noted that the Fund’s current advisory and subadvisory fee schedules include breakpoints that are intended to result in fee reductions to shareholders over time as assets increase, so that a mechanism is already in place to allow shareholders to benefit from any economies of scale.  The Board noted that the allocation of the benefits of economies of scale to shareholders would not change under the Subadvisory Agreement because the subadvisory fee will be paid by DMC and not by the Fund.  The Board acknowledged that the Subadvisory Agreement would not by itself provide additional economies of scale, but concluded that potential economies of scale could be achieved as a result of the expanded distribution possibilities arising from the hiring of MCIM to subadvise the Fund.

Conclusion.   Having considered and been satisfied with MCIM’s investment capabilities, the nature, extent, and quality of service proposed to be provided, the investment performance of MCIM’s accounts that are similar to the Fund, the proposed expense and fee levels for the Fund, the possibility of economies of scale benefitting Fund shareholders, and the fall-out benefits that might accrue to MCIM as subadviser to the Fund, the Board, including the Independent Trustees, concluded that the Subadvisory Agreement would be in the best interests of the Fund and its shareholders, and approved the Subadvisory Agreement.

Accompanying Changes to the Fund’s Disclosures

The Board has approved additional changes to the Fund if shareholders approve the Subadvisory Agreement.  These changes are discussed in the Fund’s prospectus, as supplemented.

ADDITIONAL INFORMATION ABOUT THE FUND

More information about the Fund is included in: (i) the Fund’s Prospectus dated January 28, 2010, as supplemented, which is incorporated by reference herein and considered a part of this Consent Solicitation Statement; (ii) the Fund’s Statement of Additional Information dated January 28, 2010, as supplemented, relating to the Fund’s Prospectus.   You may request free copies of the Fund’s Prospectus or Statement of Additional (including any supplement) by calling (800) 523-1918 or by writing via U.S. mail to Delaware Group Equity Funds IV, 2005 Market Street, Philadelphia, PA 19103-7094.

The Fund’s most recent annual shareholder report, including financial statements, for the fiscal year ended September 30, 2009 is available on the Internet at www.delawareinvestments.com and has been previously mailed to shareholders.  If you would like to receive additional copies of the annual shareholder report free of charge, please contact Delaware Investments by writing to the address set forth on the first page of this Consent Solicitation Statement or by calling (800) 523-1918.

This Consent Solicitation Statement omits certain information contained in the registration statement of the Fund.  Reference is hereby made to such registration statement, including the exhibits and amendments thereto, for further information with respect to the Fund.  Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the Commission.

The Fund files proxy materials, reports, and other information with the Commission in accordance with the informational requirements of the Securities Act of 1933, Securities Exchange Act of 1934 and the 1940 Act.  These materials can be inspected and copied at the public reference facilities maintained by the Commission in Washington, DC located at Room 1580, 100 F Street, N.E., Washington, D.C. 20549.  Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the Commission’s website (www.sec.gov).

Investment Manager.  DMC, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to the Fund, subject to the supervision and direction of the Board.

Distributor.  Delaware Distributors, L.P. (“DDLP”), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Distributor of the shares of the Fund.  Under a Distribution Agreement with the Fund, DDLP sells shares of the Fund upon the terms and at the current offering price described in the Fund’s prospectus.  DDLP is not obligated to sell any certain number of shares of the Fund.  DDLP is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. (“DMHI”).  DMHI, in turn, is a wholly owned subsidiary of Macquarie, and DDLP is, therefore, an affiliate of DMC and MCIM.

Transfer Agent.  Delaware Service Company, Inc. (“DSC”), an affiliate of DMC, is located at 2005 Market Street, Philadelphia, PA 19103-7094, and serves as the Fund’s shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to separate Shareholder Services Agreements.  The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for other Delaware Investments® Funds.  DSC is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. (“DMHI”).  DMHI, in turn, is a wholly owned subsidiary of Macquarie, and DSC is, therefore, an affiliate of DMC, DDLP and MCIM.

Fund Accountants.  The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Fund.  DSC provides fund accounting and financial administration oversight services to the Fund.

Custodian.  BNY Mellon also serves as the custodian of the Fund’s securities and cash.

PRINCIPAL SHAREHOLDERS

[As of March 17, 2010, the officers and Trustees of the Fund as a group owned or controlled less than 1% of the Fund [confirm or supply numbers].  As of the same date, the following shareholders owned, of record, or to the knowledge of the Acquired Fund, beneficially, 5% or more of the outstanding shares of the Acquired Fund.  Except as disclosed below, the Trust has no knowledge of beneficial ownership.]

Name and Address of Record or Beneficial Owner	Class	Shares	Percentage of Fund

CONTROL PERSONS

Persons or organizations beneficially owning 25% or more of the outstanding shares of a fund are presumed to “control” the fund.  As of March 17, 2010, DMH Corp., an affiliate of DMC, was record owner of [____]% of the outstanding shares of the Fund.  Accordingly, DMH Corp. is deemed to “control” the Fund, as that term is defined in the 1940 Act.  Because of its ownership of Fund shares, DMH Corp. has the ability to dictate the outcome of the proposed written consent.  DMH Corp. intends to vote its shares in favor of the proposal, as recommended by the Board.  DMC recommended that the Board approve the Subadvisory Agreement because it believed that doing so is in the best interest of the Fund and its shareholders.

EXHIBIT A – FORM OF SUBADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

AGREEMENT made by and between DELAWARE MANAGEMENT COMPANY, a series of DELAWARE MANAGEMENT BUSINESS TRUST (the “Investment Manager”) and MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC (the “Sub-Adviser”).

WITNESSETH:

WHEREAS, DELAWARE GROUP EQUITY FUNDS IV (the “Trust”) is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a statutory trust under the laws of the State of Delaware; and

WHEREAS, DELAWARE MACQUARIE GLOBAL REAL ESTATE SECURITIES FUND (the “Fund”) is a series of the Trust; and

WHEREAS, the Investment Manager and the Trust, on behalf of the Fund, have entered into an agreement (the “Investment Management Agreement”) whereby the Investment Manager will provide investment advisory services to the Trust with respect to the Fund; and

WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Trust with respect to the Fund; and

WHEREAS, the Investment Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment advisory services; and

WHEREAS, the Board of Trustees (the “Board” or the “Trustees”) of the Trust and the Investment Manager desire that the Investment Manager retain the Sub-Adviser to render investment advisory and other services with respect to that portion of the Fund as the Investment Manager shall from time to time allocate to the Sub-Adviser (the “Managed Portion”) in the manner, for the period, and on the terms hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           (a)           The Sub-Adviser will supervise and direct the investments of the assets of the Managed Portion of each Fund listed on Schedule A attached hereto in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as the same may be hereafter modified, amended and/or supplemented from time to time (hereinafter referred to as the “Prospectus and SAI”), and such other limitations as the Fund may impose by notice in writing to the Sub-Adviser, subject always to the supervision and control of the Investment Manager and the Board.

(b)           As part of the services it will provide hereunder, the Sub-Adviser is authorized and directed, in its discretion and without prior consultation with the Fund or the Investment Manager to:

(i)           obtain and evaluate information relating to investment recommendations, asset allocation advice, industries, businesses, securities markets, research, economic analysis, and other investment services with respect to the securities that are included in the Managed Portion or that are under consideration for inclusion in the Managed Portion and invest the Managed Portion in accordance with the Investment Manager's and the Board's written direction as more fully set forth herein and as otherwise directed;

(ii)           regularly make decisions as to what securities to purchase and sell on behalf of the Fund with respect to the Managed Portion, effect the purchase and sale of such investments in furtherance of the Fund’s objectives and policies, and furnish the Board with such information and reports regarding the Sub-Adviser’s activities in the performance of its duties and obligations under this Agreement as the Investment Manager deems appropriate or as the Board may reasonably request, including such reports, information, and certifications as the officers of the Trust may reasonably require in order to comply with applicable federal and state laws and regulations and Trust policies and procedures;

(iii)           provide any and all material composite or other performance information, records and supporting documentation about accounts or funds the Sub-Adviser manages, if appropriate, that are relevant to the Managed Portion and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Managed Portion that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser’s prior performance in the Fund’s Prospectus and SAI, and any permissible reports and materials prepared by the Fund or its agent;

(iv)           provide information as reasonably requested by the Investment Manager or the Board to assist them or their delegate in the determination of the fair value of certain portfolio securities when market quotations are not readily available for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board;

(v)           vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations (“Corporate Actions”) with respect to the issuers of securities in which Fund assets may be invested, provided materials relating to such Corporate Actions have been forwarded to the Sub-Adviser in a timely fashion by the Fund's custodian or otherwise known to the Sub-Adviser, and to submit reports regarding such Corporate Actions, including a copy of any policies regarding such Corporate Actions, in a form reasonably satisfactory to the Investment Manager and the Fund in order to comply with any applicable federal or state reporting requirements;

(vi)           provide performance and other information as reasonably requested by the Investment Manager or the Board to assist them or their delegate in conducting ongoing due diligence and performance monitoring; and

(vii)           except as the Investment Manager and the Sub-Adviser may agree in writing from time to time, maintain all accounts, books, and records with respect to the Managed Portion as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder.  The Sub-Adviser shall furnish to the Investment Manager copies of all such accounts, books, and records as the Investment Manager may reasonably request.  The Sub-Adviser agrees that such accounts, books, and records are the property of the Trust, and will be surrendered to the Trust promptly upon request, with the understanding that the Sub-Adviser may retain its own copy of all records.

(c)           The Sub-Adviser shall not consult with any other sub-adviser of the Fund or of any fund that is an “affiliated person” of the Fund concerning transactions for the Fund in securities or other assets.  In no instance will any portfolio securities of the Fund be purchased from, or sold to, the Investment Manager, the Sub-Adviser, the Trust’s principal underwriter, or any affiliated persons of the Trust, the Investment Manager, the Sub-Adviser or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (the “SEC”) and the 1940 Act, including Rule 17a-7 thereunder.  The Sub-Adviser acknowledges that the Investment Manager and the Trust may rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act.

(d)           In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:  (i) the Trust’s Agreement and Declaration of Trust, as the same may be hereafter modified, amended, and/or supplemented from time to time; (ii) the Trust’s By-Laws, as the same may be hereafter modified, amended, and/or supplemented from time to time; (iii) the Fund’s Prospectus and SAI; (iv) the 1940 Act and the Advisers Act and the rules under each and all other federal and state securities laws or regulations applicable to the Trust and the Fund; (v) the Trust’s compliance policies and procedures adopted from time to time by the Board for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1(e)(1) under the 1940 Act) (together, the “Trust Compliance Procedures”) and any other Trust policies and procedures adopted from time to time by the Board; and (vi) the written instructions of the Investment Manager.  The Investment Manager agrees to provide the Sub-Adviser with current copies of the Trust’s and the Fund’s documents mentioned above and all changes made to such documents.

(e)           In order to assist the Trust and the Trust’s chief compliance officer (the “Trust CCO”) and the Investment Manager and the Investment Manager’s Chief Compliance Officer (the “IM CCO”) in satisfying the requirements contained in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Adviser Act, respectively, the Sub-Adviser shall provide to the Trust CCO and/or IM CCO:  (i) direct access to the Sub-Adviser’s chief compliance officer (the “Sub-Adviser CCO”) and its officers and employees, as reasonably requested by the Trust

CCO and/or IM CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Trust Compliance Procedures in managing the Managed Portion; and (iii) quarterly certifications with respect to Material Compliance Matters (as that term is defined in Rule 38a-1(e)(2) under the 1940 Act) related to the Sub-Adviser’s management of the Managed Portion.

The Sub-Adviser shall promptly provide the Trust CCO and IM CCO  with copies and summaries of:  (i) the Sub-Adviser’s policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws and to prevent violation of the Advisers Act (together, the “Sub-Adviser Compliance Procedures”); and (ii) any material changes to the Sub-Adviser Compliance Procedures.  The Sub-Adviser shall cooperate fully with the Trust CCO and IM CCO  so as to facilitate the Trust CCO’s and IM CCO’s performance of their respective responsibilities under Rule 38a-1 and Rule 206(4)-7, including to review, evaluate and report to the Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Trust CCO and IM CCO  any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Managed Portion.  The Sub-Adviser shall allow the Trust CCO and/or the IM CCO, as reasonably requested from time to time, access to examine and review the Sub-Adviser’s Compliance Procedures and the Sub-Adviser’s adherence thereto.  The Sub-Adviser shall provide to the Trust CCO and IM CCO:  (i) quarterly reports confirming the Sub-Adviser’s compliance with the Sub-Adviser Compliance Procedures in managing the Managed Portion; and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Managed Portion.  At least annually, the Sub-Adviser shall provide a certification to the Trust CCO and IM CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with the Federal Securities Laws, including the conduct and results of our annual review for adequacy and effectiveness.

(f)           The Sub-Adviser shall assist the Fund in the preparation of the Trust’s registration statement, the Prospectus and SAI, shareholder reports and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”), and shall provide the Fund with disclosure for use in the Fund’s Regulatory Filings, including, without limitation, disclosure related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, investment management strategies and techniques, and proxy voting policies.  The Sub-Adviser shall provide such certifications regarding the Fund as the Trust’s officers may reasonably request for purposes of the preparation of any Regulatory Filings.

(g)           The Sub-Adviser hereby agrees during the period hereinafter set forth to render the services and assume the obligations herein set forth for the compensation herein provided.  The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent of the Trust.

2.           (a)           Under the terms of the Investment Management Agreement, the Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in:  the maintenance of its existence as a statutory trust organized under the laws of the State of Delaware; the maintenance of its own books, records, and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance and repurchase of shares; preparation of share certificates, if any; reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees.

(b)           Directors, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds that have employed the Sub-Adviser as sub-adviser or investment manager.  Directors, officers and employees of the Sub-Adviser who are Trustees, officers and/or employees of the Trust, shall not receive any compensation from the Trust for acting in such dual capacity.

(c)           In the conduct of the respective business of the parties hereto and in the performance of this Agreement, the Trust, the Investment Manager, and the Sub-Adviser may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between and among them.

3.           (a)           The Sub-Adviser will select brokers and dealers to effect all Fund transactions subject to the conditions set forth herein.  The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable.  The Sub-Adviser is directed at all times to seek to execute transactions for the Managed Portion (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Investment Manager from time to time, and (ii) as described in the Fund’s Prospectus and SAI.  In placing any orders for the purchase or sale of investments for the Fund, with respect to the Managed Portion, the Sub-Adviser shall use its best efforts to obtain for the Managed Portion “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

(b)           Subject to the appropriate policies and procedures approved by the Board, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), cause the Managed Portion to pay a broker or dealer that provides brokerage or research services to the Investment Manager, the Sub-Adviser and the Managed Portion an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the Fund or its other advisory clients for which the Investment Manager or the Sub-Adviser exercises investment discretion.  To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.  Subject to seeking best execution and compliance with applicable federal and state securities laws and regulations, the Board or the Investment Manager may direct the Sub-Adviser to effect transactions in Fund securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

(c)           Any entity or person associated with the Investment Manager or the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund to the extent and as permitted by Section 11(a)(1)(H) of the Exchange Act.

4.           As compensation for the services to be rendered to the Trust for the benefit of the Fund by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser a fee as provided in Schedule A attached hereto.

5.           The services to be rendered by the Sub-Adviser to the Trust for the benefit of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

6.           (a)           Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents, and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

(b)           Neither the Investment Manager, the Trust nor the Fund shall use the Sub-Adviser’s actual or fictitious name(s), mark, derivative and/or logo (or that of any affiliate of the Sub-Adviser, other than that of the Fund, the Trust, or any affiliate of the Investment Manager that is an affiliate of the Sub-Adviser solely by reason of the Sub-Adviser’s provision of services pursuant to this Agreement) or otherwise refer to the Sub-Adviser in any materials distributed to third parties, including the Fund’s shareholders, without prior review and written approval by the Sub-Adviser, which may not be unreasonably withheld or delayed.  Upon termination of this Agreement, the Investment Manager, the Trust and the Fund, shall, to the extent applicable and as soon as is reasonably possible, cease to use the Sub-Adviser's actual or fictitious name(s), mark, derivative and/or logo.

(c)           The Sub-Adviser shall not use the Investment Manager’s name (or that of any affiliate of the Investment Manager) or otherwise refer to the Investment Manager in any materials distributed to third parties, including the Fund’s shareholders, without prior review and written approval by the Investment Manager, which may not be unreasonably withheld or delayed.  Upon termination of this Agreement, the Sub-Adviser, shall, to the extent applicable and as soon as is reasonably possible, cease to use the actual or fictitious name(s), mark, derivative and/or logo of the Investment Manager, the Trust and the Fund.

7.           (a)           In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties as Sub-Adviser to the Trust on behalf of the Fund, the Sub-Adviser shall not be liable to the Trust, the Fund, the Investment Manager or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.  The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Managed Portion or the Fund, or that the Managed Portion or the Fund will perform comparably with any standard or index, including other clients of Sub-Adviser, whether public or private.

(b)           The Investment Manager shall indemnify the Sub-Adviser and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (which shall not include the Trust or the Fund) (collectively, “Sub-Adviser Related Persons”) to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, (collectively “Losses”) incurred by the Sub-Adviser or Sub-Adviser Related Persons arising from or in connection with this Agreement or the performance by the Sub-Adviser or Sub-Adviser Related Persons of its or their duties hereunder so long as such Losses arise out of the Investment Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust’s Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (b) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser or a Sub-Adviser Related Person in the performance of any of its duties under, or in connection with, this Agreement.

(c)           The Sub-Adviser shall indemnify the Investment Manager and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (collectively, “Investment Manager Related Persons”) to the fullest extent permitted by law against any and all Losses incurred by the Investment Manager or Investment Manager Related Persons arising from or in connection with this Agreement or the performance by the Investment Manager or Investment Manager Related Persons of its or their duties hereunder so long as such Losses arise out of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust’s Registration Statement that was furnished by the Sub-Adviser to the Investment Manager for inclusion in the Trust’s Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known by the Sub-Adviser and was required to be stated therein or necessary to make the statements provided by the Sub-Adviser not misleading, if such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (c) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Manager or an Investment Manager Related Person in the performance of any of its duties under, or in connection with, this Agreement.

8.           (a)           This Agreement shall be executed and become effective as of the date written below; provided, however, that this Agreement shall not become effective with respect to the Fund unless it has first been approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.  This Agreement shall continue in effect for a period of two (2) years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by the vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of those Trustees of the Trust who are not parties hereto or “interested persons” of the Trust, the Fund, or any party hereto, cast in person at a meeting called for the purpose of voting on such approval.

(b)           No amendment to this Agreement shall be effective unless approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.

(c)           This Agreement may be terminated by the Investment Manager or the Trust at any time, without the payment of a penalty, on written notice to the Sub-Adviser of the Investment Manager’s or the Trust’s intention to do so, in the case of the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund.  The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on sixty (60) days’ written notice to the Investment Manager and the Trust of its intention to do so.  Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for (i) any obligation to respond for a breach of this Agreement committed prior to such termination, (ii) the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination, and (iii) any indemnification obligation provided in Paragraph 7 hereof.  This Agreement shall automatically terminate in the event of its assignment.  This Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

9.           Any information and advice furnished by any party to this Agreement to the other party or parties, including material non-public information with respect to the Fund (which includes the portfolio holdings of the Fund), shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation.  Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if it:

(i)	is already known to the receiving party at the time it is obtained;

(ii)	is or becomes publicly known or available through no wrongful act of the receiving party;

(iii)	is rightfully received from a third party who, to the best of the receiving party's knowledge, is not under a duty of confidentiality;

(iv)	is released by the protected party to a third party without restriction;

(v)
is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party will provide the other party written notice of such requirement, to the extent such notice is permitted);

(vi)	is relevant to the defense of any claim or cause of action asserted against the receiving party; or

(vii)	has been or is independently developed or obtained by the receiving party.

The Sub-Adviser shall not disclose any “nonpublic personal information” (as such term is defined in Regulation S-P, including any amendments thereto) pertaining to the customers of the Trust or a client of the Investment Manager to any third party or use such information other than for the purpose of providing the services contemplated by this Agreement.

10.           The Sub-Adviser represents, warrants and agrees that:

(a)           The Sub-Adviser:  (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Investment Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also promptly notify the Fund and the Investment Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.

(b)           The Sub-Adviser has adopted policies and procedures and a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, and will provide the Investment Manager and the Board with copies of such policies and procedures and code of ethics, together with evidence of its adoption.  In accordance with the requirements of Rule 17j-1, the Sub-Adviser shall certify to the Investment Manager that the Sub-Adviser has complied in all material respects with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics relating to the services the Sub-Adviser performs under this Agreement or, if such a material violation has occurred, that appropriate action was taken in response to such violation.  Upon the written request of the Investment Manager, the Sub-Adviser shall provide to the Investment Manager, its employees or its agents all information required by Rule 17j-1(c)(1) relating to the approval by the Fund's Board of Trustees of the Sub-Adviser’s code of ethics relating to the services the Sub-Adviser performs under this Agreement.

(c)           The Sub-Adviser has provided the Trust and the Investment Manager with a copy of its Form ADV at least forty-eight (48) hours prior to execution of this Agreement, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of all amendments to the Trust and the Investment Manager at least annually.  Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(d)           The Sub-Adviser will notify the Trust and the Investment Manager of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are the portfolio manager(s) of the Managed Portion prior to or promptly after such change.  The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control of the Sub-Adviser.  In the event that there is a proposed change in control of the Sub-Adviser that would act to terminate this Agreement, and if a vote of shareholders to approve continuation of this Agreement is at that time deemed by counsel to the Trust to be required by the 1940 Act or any rule or regulation thereunder, the Sub-Adviser agrees to assume all reasonable costs associated with soliciting shareholders of the Fund to approve continuation of this Agreement.  Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies.  In the event that such proposed change in control of the Sub-Adviser shall occur following either:  (i) receipt by the Investment Manager and the Trust of an exemptive order issued by the SEC with respect to the appointment of sub-advisers absent shareholder approval, or (ii) the adoption of proposed Rule 15a-5 under the 1940 Act, the Sub-Adviser agrees to assume all reasonable costs and expenses (including the costs of mailing) associated with the preparation of a statement, required by the exemptive order or Rule 15a-5, containing all information that would be included in a proxy statement (an “Information Statement”).  In addition, if the Sub-Adviser shall resign, the Sub-Adviser agrees to assume all reasonable costs and expenses (including the costs of mailing) associated with the preparation of a proxy statement and soliciting materials or an Information Statement, as applicable.

(e)           The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

(f)           The Sub-Adviser has implemented policies and procedures that will prevent the disclosure by the Sub-Adviser, its employees or agents of the Fund’s portfolio holdings to any person or entity other than the Investment Manager, the Trust’s custodian, or other persons expressly designated by the Investment Manager.

11.           This Agreement shall extend to and bind the successors of the parties hereto.

12.           This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.           All written notices, requests or other communications to any party hereunder shall be given to the following addresses and telecopy numbers, or such other address and telecopy number communicated to the other parties from time to time:

If to the Sub-Adviser:                         Chief Compliance Officer
                                                                                125 West 55th St, 10th FL
                                                                                New York, NY 10019;
                                                                                with a copy to General Counsel at the same address

                If to the Fund:                                       Patrick P. Coyne
2005 Market Street
Philadelphia, PA 19103;
with a copy to General Counsel at same address

If to the Investment Manager:           David P. O’Connor
2005 Market Street
Philadelphia, PA 19103;
with a copy to General Counsel at same address

14.           For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person,” and “assignment” shall have the meanings given them in the 1940 Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the _____ day of [___], 2010.

MACQUARIE CAPITAL INVESTMENT	DELAWARE MANAGEMENT COMPANY,
MANAGEMENT LLC                                                                                      a series of DELAWARE MANAGEMENT
        BUSINESS TRUST

By:  ___________________                                                            By:  _________________
Name:                                                                                                     Name:  David P. O’Connor
Title:                                                                                                       Title:    Senior Vice President

Attest:      ___________________                                                Attest:   ___________________

By:  ___________________
Name:
Title:

Attest: ___________________

Agreed to and accepted as of the day and year first above written:

DELAWARE GROUP® EQUITY FUNDS IV
on behalf of Delaware Macquarie Global Estate Securities Fund

By:  ___________________
Name:   Patrick P. Coyne
Title:     President

Attest:   ___________________

SCHEDULE A
TO
SUB-ADVISORY AGREEMENT
______________

FEE SCHEDULE
______________

The compensation payable to Sub-Adviser for its services hereunder, pursuant to Paragraph 4 of the Sub-Advisory Agreement, shall be calculated and paid as follows in regards to Delaware Macquarie Global Real Estate Securities Fund:

The total fee will be the sum of the following percentages (on an annual basis) of the average daily net assets within the Managed Portion(s) sub-advised by Sub-Adviser:

0.495% of the first $100 million within the Managed Portion(s)
0.45% of the next $150 million within the Managed Portion(s)
0.40% of assets in excess of $250 million within the Managed Portion(s)

The fee shall be payable on the Managed Portion’s average daily net assets monthly to the Sub-Adviser on or before the tenth (10th) day of the next succeeding calendar month.  If this Agreement becomes effective or terminates before the end of any month, the sub-advisory fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proration which such period bears to the full month in which such effectiveness or termination occurs.  Each month, the Investment Manager will provide the Sub-Adviser with a worksheet accompanying payment of the sub-advisory fee that sets forth the computation of such sub-advisory fee.

DELAWARE GROUP EQUITY FUNDS IV
2005 Market Street
Philadelphia, Pennsylvania  19103
_____________________________

CONSENT

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby (i) acknowledges receipt of the notice dated April [_], 2010 of the solicitation of consents from the shareholders of Delaware Global Real Estate Securities Fund, a series of Delaware Group Equity Funds IV, a Delaware statutory trust, and the Consent Solicitation Statement related thereto and (ii) votes all of his/her/their shares of Delaware Global Real Estate Securities Fund held [of record] by the undersigned [on [____], 2010], in the manner designated herein.

THIS CONSENT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION MADE HEREIN. IF NO SPECIFICATION IS MADE, THIS CONSENT WILL BE COUNTED AS A “CONSENT” IN FAVOR OF THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS PROVIDE THEIR CONSENT TO THE PROPOSAL.  PLEASE CAREFULLY REVIEW THE CONSENT SOLICITATION STATEMENT DELIVERED WITH THIS CONSENT.

PROPOSAL:  To approve a new subadvisory agreement between Delaware Group Equity Funds IV, on behalf of Delaware Global Real Estate Securities Fund, Delaware Management Company, and Macquarie Capital Investment Management LLC.

                                        CONSENT                                CONSENT WITHHELD                                                      ABSTAIN
                                               ☐              ☐                   ☐

Name:   ___________________

Date:     ___________________

Name:    ___________________

Date:  ___________________

PLEASE DATE THIS CONSENT AND SIGN YOUR NAME OR NAMES EXACTLY AS SET FORTH HEREON. FOR JOINTLY OWNED SHARES, EACH OWNER SHOULD SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE INDICATE THE CAPACITY IN WHICH YOU ARE ACTING. CONSENTS EXECUTED BY CORPORATIONS SHOULD BE SIGNED BY A DULY AUTHORIZED OFFICER AND SHOULD BEAR THE CORPORATE SEAL.

PLEASE DATE AND SIGN THIS CONSENT AND FAX IT PROMPTLY TO (215) 255-1640.